Exhibit 23(b)


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Wachovia Corporation:

We  consent  to the  use  of  our reports  with  respect  to Central  Fidelity
National Bank and Central Fidelity Banks, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                  /s/ KPMG Peat Marwick LLP
                                                    KPMG Peat Marwick LLP


Richmond, Virginia
July 13, 1998